FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 1, 1997


RESIDENTIAL ACCREDIT LOANS, INC. (as company under a Pooling and Servicing Agreement dated as of October 1, 1997 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 1997-QS10)
                        Residential Accredit Loans, Inc.
                       (Exact name of registrant as specified in its charter)


                          DELAWARE 333-8733 51-0368240
           (State or other jurisdiction (Commission) (I.R.S. employer of incorporation) file number) identification no.)


          8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN 55437
               (Address of principal executive offices) (Zip code)



        Registrant's telephone number, including area code (612) 832-7000




          (Former name or former address, if changed since last report)


                         Exhibit Index located on Page 2




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                  Items 1 through 6 and Item 8 are not included because they are not applicable.


 Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

        (a)      Not applicable
        (b)      Not applicable
        (c)      Exhibits  (executed  copies):  The following
                 execution copies of Exhibits to the Form S-3
                 Registration Statement of the Registrant are
                 hereby filed:
                                                          Sequentially
 Exhibit            Numbered
 Number         Exhibit Page

10.1 Pooling  and  Servicing  Agreement,  dated as of  October  1,  1997 4 among
     Residential   Accredit  Loans,  Inc.,  as  company,   Residential   Funding
     Corporation, as master servicer, and Bankers Trust Company, as trustee.



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                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          RESIDENTIAL ACCREDIT LOANS, INC.




                          By:      /s/ Randy Van Zee
                          Name:      Randy Van Zee
                          Title:     Vice President


                  Dated:  October 30, 1997

                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              RESIDENTIAL ACCREDIT LOANS, INC.




                              By:
                              Name:      Randy Van Zee
                              Title:     Vice President


                  Dated:  October 30, 1997

                                                   Exhibit 10.1


                  Pooling and Servicing  Agreement,  dated as of October 1, 1997
among  Residential  Accredit  Loans,  Inc.,  as  company,   Residential  Funding
Corporation, as master servicer, and Bankers Trust Company, as trustee.



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